EXHIBIT 23A



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated August 6, 1999, included in Lincoln Snacks Company's Form 10-K for the fiscal year ended June 30, 1999, into the Company's previously filed
Registration Statement on Form S-8 (File No. 33-99404) and
Registration Statement on Form S-3 (File No. 33-99402).


                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP



Stamford, Connecticut,
September 20, 1999